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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: December 30, 1997
(Date of earliest event reported)


                      Commercial Mortgage Acceptance Corp.
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            (Exact name of registrant as specified in its charter)

     Missouri                    333-13725                     43-1681393
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  (State or Other               (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)               Identification No.)
  Incorporation





              210 West 10th Street, Kansas City, Missouri 64105
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (816) 435-5000




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Item 1. Changes in Control of Registrant

Not applicable

Item 2. Acquisition or Disposition of Assets

         The Registrant registered issuance of $746,800,000 principal amount of Commercial Mortgage Pass-Through Certificates pursuant to the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-13725) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, $746,800,000 in aggregate principal amount of Commercial Mortgage Pass-Through Certificates (the "Certificates") were issued on December 30, 1997. This Current Report on Form 8-K is being filed in order to file a copy of the following agreements executed in connection with the issuance of the Certificates:

         (i) Underwriting Agreement,

         (ii) Pooling and Servicing Agreement, and

         (iii) Mortgage Loan Purchase Agreement.


Each of these agreements is defined below.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement attached hereto as Exhibit 99.1 dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among Commercial Mortgage Acceptance Corp., as Depositor, Midland Loan Services Limited Partnership, as Master Servicer and Group 1 Special Servicer, CRIIMI MAE Services Limited Partnership, as Group 2 Special Servicer and NOM Special Servicer, LaSalle National Bank, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent. Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as underwriter of the issuance of Certificates pursuant to an underwriting agreement (the "Underwriting Agreement") attached hereto as
Exhibit 1 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Commercial Mortgage Acceptance Corp., dated as of December 22, 1997. The Certificates constitute interests in a trust fund which consists primarily of a segregated pool of mortgages, acquired by the Depositor pursuant to a Mortgage Loan Purchase and

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Sale Agreement (the "Mortgage Loan Purchase and Sale Agreement") attached hereto as Exhibit 99.2, among Commercial Mortgage Acceptance Corp. and Merrill Lynch Mortgage Capital, Inc. dated as of December 30, 1997.

         As of the Closing Date, the Certificates possessed the characteristics set forth in the Prospectus Supplement and Prospectus, filed December 24, 1997.

Item 3. Bankruptcy or Receivership

Not applicable

Item 4. Changes in Registrant's Certifying Accountant

Not applicable

Item 5. Other Events

Not applicable

Item 6. Resignation of Registrant's Directors

Not applicable

Item 7. Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Exhibits

1. Underwriting Agreement, dated as of December 22, 1997.
2. Pooling and Servicing Agreement, dated as of December 1, 1997.
3. Mortgage Loan Purchase and Sale Agreement, dated as of December 30, 1997.

Item 8. Change in Fiscal Year

Not applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMMERCIAL MORTGAGE
                                            ACCEPTANCE CORP.
                                            (Depositor)


January 14, 1998                            /s/ Leon Bergman
----------------------------------          ----------------------------------
Date                                        Name:
                                            Title:

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                                 EXHIBIT INDEX

Exhibit No.        Description
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1                  Underwriting Agreement
99.1               Pooling and Servicing Agreement
99.2               Mortgage Loan Purchase and Sale Agreement

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